Exhibit 99.1

4 Parkway North, Suite 400
Deerfield, IL 60015
www.cfindustries.com

For additional information:
Media	Investors
Chris Close	Martin Jarosick
Director, Corporate Communications	Vice President, Investor Relations
847-405-2542 - cclose@cfindustries.com	847-405-2045 - mjarosick@cfindustries.com

CF Industries Holdings, Inc. Raises Guidance for Full Year 2021 Adjusted EBITDA Results

DEERFIELD, Ill. – December 9, 2021 – CF Industries Holdings, Inc. (NYSE: CF), a leading global manufacturer of hydrogen and nitrogen products, today announced that, based on preliminary data through the end of November 2021 and its assessment of global nitrogen market conditions, management currently expects the Company’s adjusted EBITDA(1)(2) for the full year 2021 to be between $2.65 billion and $2.85 billion.

This represents an increase from the expected range of $2.2 billion to $2.4 billion that CF Industries disclosed during its November 4, 2021 conference call in connection with the release of the Company’s nine month and third quarter 2021 results. The updated range reflects continued strong global nitrogen market conditions that have supported higher-than-expected realized pricing for products sold on an index basis. Additionally, management projects higher-than-expected sales volumes through year-end driven primarily by favorable weather that has enabled the strongest fall ammonia application season in North America over the last decade. Current projections are based on management’s expectations of market and operational conditions, all of which are subject to change.
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(1)Adjusted EBITDA is a non-GAAP financial measure. Please see the discussion below under the heading “Note Regarding Non-GAAP Financial Measure” for more information.
(2)Guidance is provided for adjusted EBITDA on a non-GAAP basis only, because information regarding various items necessary to determine net earnings attributable to common stockholders, the most directly comparable financial measure calculated and presented in accordance with GAAP, on a forward looking basis is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items, including, but not limited to, unrealized net mark to market gain or loss on natural gas derivatives; gain or loss on foreign currency transactions, including intercompany loans; asset impairments; and certain non-ordinary course matters. Because of the uncertainty and variability of the nature and amount of such items, which could be significant, CF Industries is unable to provide a quantitative reconciliation of the differences between expected adjusted EBITDA for 2021 and the most directly comparable financial measure calculated and presented in accordance with GAAP without unreasonable efforts. The unavailable reconciling items could significantly affect CF Industries’ 2021 financial results.

About CF Industries Holdings, Inc.
At CF Industries, our mission is to provide clean energy to feed and fuel the world sustainably. With our employees focused on safe and reliable operations, environmental stewardship, and disciplined capital and corporate management, we are on a path to decarbonize our ammonia production network – the world’s largest – to enable green and blue hydrogen and nitrogen products for energy, fertilizer, emissions abatement and other industrial activities. Our nine manufacturing complexes in the United States, Canada, and the United Kingdom, an unparalleled storage, transportation and distribution network in North America, and logistics capabilities enabling a global reach underpin our strategy to leverage our unique capabilities to accelerate the world’s transition to clean energy. CF Industries routinely posts investor announcements and additional information on the Company’s website at www.cfindustries.com and encourages those interested in the Company to check there frequently.

Note Regarding Non-GAAP Financial Measure
CF Industries reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is a non-GAAP financial measure. Management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year-over-year performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, CF Industries’ financial measures prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted EBITDA as disclosed by CF Industries may not be comparable to similarly titled measures of other companies.

Adjusted EBITDA is defined as EBITDA adjusted to exclude unrealized net mark to market gain or loss on natural gas derivatives; gain or loss on foreign currency transactions, including intercompany loans; asset impairments; and loss on debt extinguishment. In addition to these adjustments, CF Industries excludes, when they occur, the impacts of certain non-ordinary course matters. EBITDA is defined as net (loss) earnings attributable to common stockholders plus interest expense—net, income taxes and depreciation and amortization, less other adjustments. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in noncontrolling interest.

Forward-Looking Statements
All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Forward-looking statements in this communication include statements about the Company’s expectations with respect to its adjusted EBITDA for 2021.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the cyclical nature of the Company’s business and the impact of global supply and demand on the Company’s selling prices; the global commodity nature of the Company’s nitrogen products, the conditions in the international market for nitrogen products, and the intense global competition from other producers; conditions in the United States, Europe and other agricultural areas; the volatility of natural gas prices in North America and Europe; weather conditions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; risks associated with cyber security; the Company’s reliance on a limited number of key facilities; acts of terrorism and regulations to combat terrorism; risks associated with international operations; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; the Company’s ability to manage its indebtedness and any additional indebtedness that may be incurred; the Company’s ability to maintain compliance with covenants under its revolving credit agreement and the agreements governing its indebtedness; downgrades of the Company’s credit ratings; risks associated with changes in tax laws and disagreements with taxing authorities; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions; the development and growth of the market for green and blue (low-carbon) ammonia and the risks and uncertainties relating to the development and implementation of the Company’s green and blue (low-carbon) ammonia projects; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; risks associated with the operation or management of the strategic venture with CHS (the “CHS Strategic Venture”), risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS over the life of the supply agreement, and the risk that any challenges related to the CHS Strategic Venture will harm the Company’s other business relationships; and the impact of the novel coronavirus disease 2019 (COVID-19) pandemic, including measures taken by governmental authorities to slow the spread of the virus, on the Company’s business and operations.

More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s web site. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of CF Industries Holdings, Inc.’s forward-looking statements and, consequently, its descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events, plans or goals anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the Company’s business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements are given only as of the date of this communication and CF Industries Holdings, Inc. disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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